UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023 (February 8, 2023)

Inflection Point Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39384	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 East 51st Street, 5th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

(212) 319-1309
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IPAXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IPAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 8, 2023, Inflection Point Acquisition Corp. (“Inflection Point” or the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 33,753,152 (81.89%) of the Company’s issued and outstanding ordinary shares held of record as of January 10, 2023, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on January 24, 2023 (the “Proxy Statement/Prospectus”).

1.	The Business Combination Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the Business Combination Agreement, dated as of September 16, 2022 (as the same may be amended, the “Business Combination Agreement”), by and between Inflection Point and Intuitive Machines, LLC, a Texas limited liability company (“Intuitive Machines” and, subsequent to the Business Combination, “Intuitive Machines OpCo”), pursuant to which, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) and following the Domestication (as defined below), (a) Inflection Point will acquire equity securities of and become the managing member of Intuitive Machines OpCo and (b) Inflection Point will issue voting equity securities without economic rights to the members of Intuitive Machines prior to the Closing (“Intuitive Machines Members”) (such transactions and the Domestication (as defined below) together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”), resulting in a combined company organized in an umbrella partnership C corporation structure in which substantially all of the assets and the business of the combined company will be held by Intuitive Machines OpCo as described in more detail in the Proxy Statement/Prospectus (the “Business Combination Proposal”). The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
23,583,061	10,170,081	10

2.	The Domestication Proposal. To consider and vote upon a proposal to approve, by special resolution, a change in the corporate structure and domicile of Inflection Point, which will be accomplished by continuation of Inflection Point from an exempted company incorporated in accordance with the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The Domestication will be effected at least one day prior to the Closing by Inflection Point filing a certificate of corporate domestication and the proposed new certificate of incorporation of New Intuitive Machines (the “Proposed Certificate of Incorporation”) with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, Inflection Point will become a Delaware corporation and will change its corporate name to “Intuitive Machines, Inc.” (Inflection Point following the Domestication and the Business Combination, “New Intuitive Machines”) and all outstanding securities of Inflection Point will convert to outstanding securities of New Intuitive Machines, as described in more detail in the Proxy Statement/Prospectus (the “Domestication Proposal”). The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
23,583,061	10,170,081	10

3.	Stock Issuance Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, for purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a) and (b), the issuance of New Intuitive Machines Common Stock (as defined in the Proxy Statement/Prospectus) and securities convertible into or exercisable for New Intuitive Machines Common Stock (i) to the Series A Investors pursuant to the Series A Investment (each as defined in the Proxy Statement/Prospectus), (ii) to the Intuitive Machines Members pursuant to the Business Combination Agreement and (iii) to any other persons pursuant to subscription, purchase or similar agreements we may enter into prior to Closing (“Stock Issuance Proposal”). The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,330,846	11,422,296	10

4.	The Organizational Documents Proposal. To consider and vote upon a proposal to approve, by special resolution, the Proposed Certificate of Incorporation and the proposed new by-laws (the “Proposed By-Laws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of New Intuitive Machines in connection with the Business Combination (“Organizational Documents Proposal”). The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
23,583,061	10,170,081	10

5.	The Advisory Organizational Documents Proposals. To consider and vote upon the following seven separate proposals (collectively, the “Advisory Organizational Documents Proposals”), to approve on an advisory non-binding basis by special resolution, with respect to the material differences between the Cayman Constitutional Documents(as defined in the Proxy Statement/Prospectus) and the Proposed Organizational Documents:

A.	Advisory Organizational Documents Proposal 5A. Under the Proposed Organizational Documents, New Intuitive Machines would be authorized to issue (A) 500,000,000 shares of Class A common stock, par value $0.0001 per share (“New Intuitive Machines Class A Common Stock”), (B) 100,000,000 shares of Class B common stock, par value $0.0001 per share (“New Intuitive Machines Class B Common Stock”), (C) 100,000,000 shares of Class C common stock, par value $0.0001 per share (“New Intuitive Machines Class C Common Stock”), and (D) 25,000,000 shares of New Intuitive Machines preferred stock, par value $0.0001 per share (“Advisory Organizational Documents Proposal 5A”). The Advisory Organizational Documents Proposal 5A was not approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,597,876	14,155,265	11

B.	Advisory Organizational Documents Proposal 5B. The Proposed Organizational Documents would authorize a multi-class common stock structure pursuant to which the holders of New Intuitive Machines Class A Common Stock and New Intuitive Machines Class B Common Stock will be entitled to one vote per share and holders of New Intuitive Machines Class C Common Stock will be entitled to three votes per share (“Advisory Organizational Documents Proposal 5B”). The Advisory Organizational Documents Proposal 5B was not approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,597,785	14,155,356	11

C.	Advisory Organizational Documents Proposal 5C. The Proposed Organizational Documents would adopt a provision providing that each outstanding share of New Intuitive Machines Class C Common Stock shall automatically convert into one share of New Intuitive Machines Class B Common Stock upon the earliest to occur of (i) the date that is seven years from the effectiveness of the Proposed Certificate of Incorporation and (ii) the first date when the Permitted Class C Owners (as defined in the Proposed Certificate of Incorporation) collectively cease to own at least 33.0% of the number of shares of New Intuitive Machines Class C Common Stock collectively held by them as of immediately following the Closing (“Advisory Organizational Documents Proposal 5C”). The Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
23,583,050	10,170,091	11

D.	Advisory Organizational Documents Proposal 5D. The Proposed Organizational Documents would adopt (a) Delaware as the exclusive forum for certain stockholder litigation and (b) the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (“Advisory Organizational Documents Proposal 5D”). The Advisory Organizational Documents Proposal 5D was not approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,597,897	14,155,245	10

E.	Advisory Organizational Documents Proposal 5E. The Proposed Certificate of Incorporation would require the affirmative vote of at least two-thirds of the total voting power of all then-outstanding shares of New Intuitive Machines to amend, alter, repeal or rescind any provision of the Proposed Certificate of Incorporation, other than Articles I (Name), II (Registered Address), and III (Nature of Business), which would require the affirmative vote of a majority of the total voting power of all then-outstanding shares of New Intuitive Machines (“Advisory Organizational Documents Proposal 5E”). The Advisory Organizational Documents Proposal 5E was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
23,581,961	10,171,181	10

F.	Advisory Organizational Documents Proposal 5F. The Proposed Organizational Documents would permit the removal of a director only for cause and only by the affirmative vote of the holders of a majority of at least two-thirds of the total voting power of all then-outstanding shares of New Intuitive Machines (“Advisory Organizational Documents Proposal 5F”). The Advisory Organizational Documents Proposal 5F was not approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,596,685	14,156,357	110

G.	Advisory Organizational Documents Proposal 5G. The Proposed Organizational Documents would provide that for so long as New Intuitive Machines qualifies as a controlled company under applicable Nasdaq rules, any action required or permitted to be taken by the holders of a majority of at least two-thirds of the total voting power of all then-outstanding shares of New Intuitive Machines may be taken without a meeting if signed by the holders having not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted in compliance with the General Corporation Law of the State of Delaware. From and after the date that New Intuitive Machines ceases to qualify as a controlled company, the Proposed Organizational Documents will require stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting (“Advisory Organizational Documents Proposal 5G”). The Advisory Organizational Documents Proposal 5G was not approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,597,894	14,155,248	10

6.	The Incentive Plan Proposal. To consider and vote upon a proposal to approve, by ordinary resolution, the New Intuitive Machines Incentive Plan (as defined in the Proxy Statement/Prospectus) (the “New Intuitive Machines Incentive Plan Proposal”). The New Intuitive Machines Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
23,464,701	10,288,341	110

7.	The Director Election Proposal. To consider and vote upon a proposal to approve by way of ordinary resolution the election of five directors to serve on the New Intuitive Machines board of directors until their respective successors are duly elected and qualified (the “Director Election Proposal”). The Director Election Proposal was approved. The final voting tabulation for this proposal was as follows:

NOMINEE	FOR	WITHHELD
Lieutenant General William Liquori (Class I)	23,583,050	10,170,102
Robert Masson (Class I)	23,583,050	10,170,102
Michael Blitzer (Class II)	23,583,050	10,170,102
Stephen Altemus (Class III)	22,330,835	11,422,317
Kamal Ghaffarian (Class III)	23,583,051	10,170,101

8.	The Adjournment Proposal. To consider and vote upon a proposal to approve by ordinary resolution the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
25,183,061	8,569,952	139

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of one or more proposals at the Extraordinary General Meeting was deemed not necessary and not acted upon at the Extraordinary General Meeting because there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals.

No Offer

This communication is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Inflection Point’s securities, (ii) the risk that the Business Combination may not be completed by Inflection Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Inflection Point, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the effect of the announcement or pendency of the Business Combination on Intuitive Machines’ business relationships, performance, and business generally, (vi) risks that the Business Combination disrupts current plans of Intuitive Machines and potential difficulties in Intuitive Machines employee retention as a result of the Business Combination, (vii) the outcome of any legal proceedings that may be instituted against Intuitive Machines or against Inflection Point related to the Business Combination Agreement or the Business Combination, (viii) the ability to maintain the listing of Inflection Point’s securities on Nasdaq, (ix) the price of Inflection Point’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Intuitive Machines plans to operate, variations in performance across competitors, changes in laws and regulations affecting Intuitive Machines’ business and changes in the combined capital structure, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination and identify and realize additional opportunities, (xi) the impact of the global COVID-19 pandemic, (xii) the market for commercial human spaceflight has not been established with precision, it is still emerging and may not achieve the growth potential Intuitive Machines expects or may grow more slowly than expected, (xiii) space is a harsh and unpredictable environment where Intuitive Machines’ products and service offerings are exposed to a wide and unique range of environmental risks, which could adversely affect Intuitive Machines’ launch vehicle and spacecraft performance, (xiv) Intuitive Machines’ business with various governmental entities is subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto, (xv) Intuitive Machines’ limited operating history makes it difficult to evaluate its future prospects and the risks and challenges they may encounter and (xvi) other risks and uncertainties described in Inflection Point’s registration statement on Form S-1 (File No. 333-253963), which was originally filed with the SEC on September 21, 2021 (the “Form S-1”), in its Annual Report on Form 10-K for the year ended 2021 and its subsequent Quarterly Reports on Form 10-Q, the Proxy Statement/Prospectus, and any other documents filed by Inflection Point from time to time with the SEC. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Annual Report on Form 10-K for the year ended 2021, the Quarterly Reports on Form 10-Q, the Proxy Statement/Prospectus, and the other documents filed by Inflection Point from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Intuitive Machines and Inflection Point assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Intuitive Machines nor Inflection Point gives any assurance that either Intuitive Machines or Inflection Point, respectively, will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023

INFLECTION POINT ACQUISITION CORP.

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Co-Chief Executive Officer